SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 5, 2004

Hawkins, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-7647	41-0771293
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 East Hennepin Avenue Minneapolis, MN	55413
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code   (612) 331-6910

Item 7.                                                           Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99 - Press Release, dated August 5, 2004, announcing financial results of Hawkins, Inc. for its fiscal first quarter ended June 30, 2004.

Item 12.                                                    Results of Operations and Financial Condition.

On August 5, 2004, Hawkins, Inc. issued a press release announcing financial results for its first quarter ended June 30, 2004.  A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99 hereto and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKINS, INC.

Date: August 5, 2004	By:	/s/ Marvin E. Dee

Marvin E. Dee
Vice President, Chief Financial Officer,
Secretary and Treasurer